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                                                                       EXHIBIT 1

                         AMENDED JOINT FILING AGREEMENT


                  This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership by the undersigned of Common Stock of CORT Business Services Corporation is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   January 21, 2000


                                        CITICORP VENTURE CAPITAL LTD.


                                        By:
                                                 Name:
                                                 Title:

                                        CITIBANK, N.A.


                                        By: /s/ Kenneth Cohen
                                            ----------------------------------
                                            Name:    Kenneth Cohen
                                            Title:   Assistant Secretary

                                        CITICORP


                                        By: /s/ Kenneth Cohen
                                            ----------------------------------
                                            Name:    Kenneth Cohen
                                            Title:   Assistant Secretary

                                        CITIGROUP HOLDINGS COMPANY.


                                        By: /s/ Kenneth Cohen
                                            ----------------------------------
                                            Name:    Kenneth Cohen
                                            Title:   Assistant Secretary

                                        CITIGROUP INC.


                                        By: /s/ Joan Caridi
                                            ----------------------------------
                                            Name:    Joan Caridi
                                            Title:   Assistant Secretary